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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of report (Date of earliest event reported): August 14, 2002.

                    WORLDTEQ GROUP INTERNATIONAL INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)


     Nevada                        000-27243                       98158A1016
(State or Other             (Commission File Number)          (I.R.S. Employee
Jurisdiction of                                           Identification Number)
 Incorporation)




                30 W. Gude Drive
Suite 420
Rockville, Maryland  20850
Telephone: 240.403.2000



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ITEM 5. OTHER INFORMATION.
-------------------------------------------------

Worldteq Group International, Inc. was advised on August 13, 2002 by its President and
Chief Executive Officer, Mr. Bruce Bertman, that Mr. Bertman and others had been indicted in the Southern District of Florida for wire, mail and securities fraud and conspiracy in connection with the sale of Worldteq Group International common stock.

Mr. Bertman has been ordered to appear in Miami, Florida on August 21, 2002.

Mr. Bertman has advised the company that he intends to vigorously contest the allegations of the indictment.

Worldteq Group International common stock is qualified for quotation on the over the counter bulletin board under the symbol "WTEQ."



                      (SIGNATURES TO FOLLOW ON NEXT PAGE)
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    WORLDTEQ GROUP INTERNATIONAL INCORPORATED
                        (FORMERLY A1 INTERNET.COM, INC.)
                                  (Registrant)

Date: August 14, 2002

                              By: /S/ Donald Dea

                          ----------------------------
                                   (Signature)
                              Name:  Donald Dea
                                Title: Director
                       WorldTeq Group International, Inc.